37576 10/97
Prospectus Supplement
dated October 16, 1997 to:
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Putnam International Voyager Fund
Prospectus dated October 30, 1996

The following officers of Putnam Investment Management, Inc. ("Putnam Management") have had primary responsibility for the day-to-day management of the fund's portfolio since the years stated below:
                                  Business
                                  experience
                     Year         (at least 5 years)
                     -------      -------------------------

Justin M. Scott      1995         Employed as an investment
Managing Director                 professional by Putnam
                                  Management since 1988.

Omid Kamshad         1997         Employed as an investment
Senior Vice President                  professional by Putnam
                                  Management since 1996.  Prior
                                  to January, 1996, Mr. Kamshad
                                  was Director of Investments
                                  at Lombard Odier International
                                  and prior to April, 1995, he
                                  was Director at Baring Asset
                                  Management Company.


Joshua L. Byrne      1997         Employed as an investment
Vice President                    professional by Putnam
                                  Management since 1993.

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Effective October 31, 1997, the paragraph under the table in the section "How to buy shares - Class M shares" is replaced with the following:

    Class M qualified benefit plans (retirement plans for which Putnam Fiduciary Trust Company or its affiliates provide recordkeeping or other services in connection with the purchase of class M shares) and members of qualified groups may purchase class M shares without a sales charge.